Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

November 17, 2022

Whitehead Institute for Biomedical Research

455 Main Street

Cambridge, MA 02142

Attn: Intellectual Property Office

Re: Amendment to the Exclusive Patent License Agreement between Immunome, Inc.
(“Immunome”) and Whitehead Institute for Biomedical Research (“Whitehead”)

To Whom it May Concern:

Reference is made to the Exclusive Patent License Agreement entered into between Immunome and Whitehead (the “Parties”) on June 25, 2009 (as amended on December 17, 2009, March 21, 2013, August 21, 2017 and July 21, 2020, the “License Agreement”). Capitalized terms set forth and not otherwise defined in this letter agreement (this “Letter Agreement”) shall have the respective meanings given to them in the License Agreement, unless otherwise specified in this Letter Agreement.

Immunome intends to enter into a Collaboration and Option Agreement (the “Collaboration Agreement”) with a biopharmaceutical company (the “Collaborator”), pursuant to which Immunome would receive an upfront payment and certain other payments from the Collaborator [***], with the goal of generating antibody/target pairs (“Products”). [***]. The Products constitute Discovered Products under the terms of the License Agreement. The License Agreement is due to expire on [***].

This Letter Agreement is being executed by the Parties to set forth certain agreements between them in connection with the transactions contemplated by the Collaboration Agreement. This Letter Agreement becomes effective if and only if the Collaboration Agreement is executed and delivered by Immunome and the Collaborator, whereupon this Letter Agreement automatically becomes effective on the date of such execution and delivery of the Collaboration Agreement. For the avoidance of doubt, this Letter Agreement will apply to the first Collaboration Agreement to be announced by Immunome in a Form 8-K filing with the U.S. Securities and Exchange Commission after the date of this Letter Agreement.

The Parties hereby agree as follows:

1.The Collaborator is a Corporate Partner under the terms of the License Agreement because no sublicenses under the Patent Rights will be granted to the Collaborator pursuant to the terms of the Collaboration Agreement.
2.Pursuant to Section 4.1(h) of the License Agreement, Whitehead is entitled to [***] during the Term of the License Agreement, provided that [***] received by Immunome during the term of the License Agreement [***]. Whitehead and Immunome agree that [***] received by Immunome during the term of the License Agreement are excluded from [***] under the terms of the License Agreement.

Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

3.Solely for the purpose of this Letter Agreement, [***] for the purposes of payments to Whitehead under this Section 3. Immunome will pay to Whitehead [***]. [***]. Importantly, Immunome agrees to make these payments to Whitehead [***]. This Section will survive termination or expiration of the License Agreement and Letter Agreement.
4.In addition to payments due under Section 3 above, Immunome agrees to pay Whitehead the following payments [***]:
●	[***]
●	[***]

Immunome will also pay [***].

Each party will be responsible for and bear all of its own costs and expenses incurred in connection with the negotiation of this Letter Agreement. This Letter shall be governed by the laws of the Commonwealth of Massachusetts, excluding its conflicts of laws principles. This Letter Agreement, together with the License Agreement, constitutes the complete and exclusive agreement of the parties with respect to the subject matter hereof and thereof. This Letter Agreement may not be modified except by a written instrument signed by both parties. No failure or delay of one of the parties to insist upon strict performance of any of its rights or powers under this Letter Agreement shall operate as a waiver thereof, nor shall any other single or partial exercise of such right or power preclude any other further exercise of any rights or remedies provided by law. This Letter Agreement may be executed in multiple counterparts (including by email or facsimile), each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Letter Agreement constitutes an amendment to the License Agreement. Accordingly, to the extent that there is any conflict between any provision of the License Agreement and any provision of this Letter Agreement, this Letter Agreement shall control.

[Remainder of page intentionally left blank]

If this Letter Agreement is acceptable to Whitehead, please indicate Whitehead’s acceptance by countersigning this Letter Agreement below and returning a copy to Immunome at the above address.

Yours sincerely,

IMMUNOME, INC.

By: /s/Purnanand Sarma, PhD
 Name: Purnanand Sarma, PhD
 Title: Chief Executive Officer

ACCEPTED AND AGREED:

WHITEHED INSTITUTE FOR BIOMEDICAL
RESEARCH

By: [***]
 Name: [***]
 Title: [***]

Date: _[***]__________________________________